UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 13, 2014

Axcelis Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-30941	34-1818596
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

108 Cherry Hill Drive, Beverly, Massachusetts	01915
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (978) 787-4000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Director Election under Governance Policy

At the Annual Meeting of Stockholders of Axcelis Technologies, Inc. (the “Company”) held on May 13, 2014 discussed in Item 5.07 below (the “Annual Meeting”), H. Brian Thompson, a director of the Company nominated for re-election, received less than a majority of the stockholder vote in support of his election. Under the plurality voting provisions of Delaware law, Mr. Thompson was re-elected as a member of the Board of Directors since his seat was un-contested.

We believe that the stockholder vote on Mr. Thompson’s re-election was impacted by the recommendation by Glass Lewis & Co. that stockholders withhold their votes for Mr. Thompson. In their 2014 Proxy Paper guidelines, Glass Lewis & Co. recommends withholding support for any director candidate who is an executive officer of a public company and who sits on more than two other public company boards (for a total of three).  Mr. Thompson is the Executive Chairman of GTT, a public company, and although his engagement at GTT is not a full time occupation, Glass Lewis & Co. categorizes him as an executive officer.  Mr. Thompson currently sits on the Board of Directors of GTT, Pendrell Corporation, Penske Automotive Group, Sonus Networks, Inc. and the Company.

At the Annual Meeting, two new candidates were nominated for the Board of Directors, Barbara J. Lundberg and Arthur L. George, Jr., both of whom were elected.  These new members were nominated at this time to bring new experience and skill sets to the Board and also to add directors in advance of expected future retirements from the Board.

Under a governance policy adopted by the Nominating and Governance Committee of the Board of Directors, Mr. Thompson submitted a letter offering to resign from the Board in light of the voting results in his election at the Annual Meeting, which was not accepted.   The Nominating and Governance Committee believes that Mr. Thompson has the ability to commit sufficient time to continue to serve as a very valuable director of the Company and to assist in the transition of the new directors.  The Board has concurred with this recommendation.

(e) Amendment of 2012 Equity Incentive Plan

At the Annual Meeting, the Company’s stockholders approved an amendment to the Company’s 2012 Equity Incentive Plan (the “Amended Equity Plan”) to, among other items, increase the number of shares of common stock reserved under the plan for future issuance by 1,500,000 shares. The Company’s Board of Directors and the Compensation Committee of the Board of Directors previously approved the Amended Equity Plan, subject to such stockholder approval. The Company’ executive officers are eligible to participate in the Amended Equity Plan.   A summary of the material terms of the Amended Equity Plan is set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on March 25, 2014 (the “Proxy Statement”). A copy of the Amended Equity Plan is filed with the Proxy Statement.

Item 5.03.   Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year

At its meeting on May 13, 2014, the Company’s Board of Directors adopted the following amendments to the Company’s by-laws:

•                  Revisions to Section 1.3 clarify that a special meeting of stockholders may be held only for the purpose(s) stated in the notice of meeting.

•                  Revisions to Section1.6 amend the procedures for nominating directors, including expanding the amount and nature of information required about the nominee and the stockholder making the nomination.

•                  Revisions to Section1.7 amend the procedures for business to be brought before an annual meeting, including expanding the amount and nature of information required about the proposal and the stockholder making the proposal.

•                  Revisions to Article V provide that any amendment or repeal of this article only applies prospectively, and that no amendment or repeal of this article or of applicable law shall adversely affect the indemnity right of a director, officer or other person who is entitled to be indemnified under the article with respect to any action arising out of or related to actions or facts that occurred before the amendment or repeal.

•                  The addition of Section 6.9 requires that, unless the Company consents in writing to the selection of an alternative forum,  any derivative action or proceeding brought on behalf of the Company, any action asserting a claim of breach of a fiduciary duty owed to the Company or its stockholders, or any action asserting a claim under the Delaware General Corporation Law or the Company’s governing documents, or governed by the internal affairs doctrine, against the Company or any director, officer or other employee be brought only in a Delaware court.

Copies of the by-laws (i) as amended and restated and (ii) showing the amendments are filed herewith as Exhibits 3.1 and 3.2, respectively.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held at the offices of Edwards Wildman Palmer at 111 Huntington Avenue, Boston, Massachusetts on May 13, 2014. Out of 110,943,823 shares of Common Stock (as of the record date of March 17, 2014) entitled to vote at the meeting, 101,714,272 shares, or 91.68%, were present in person or by proxy.

1.                                                                                                At the Annual Meeting, each of the nine nominees for election as directors received the number of votes set opposite the nominee’s name, constituting a plurality of the votes cast, and therefore such nominee has been duly elected as a director of the Company:

Proposal to elect the following nominees as a director	For	Withheld	Broker Non- Votes
1. R. John Fletcher	53,596,027	19,982,655	28,135,590
2. Arthur L. George, Jr.	53,846,502	19,732,172	28,135,590
3. Stephen R. Hardis	53,335,648	20,243,034	28,135,590
4. William C. Jennings	53,471,322	20,107,360	28,135,590
5. Joseph P. Keithley	53,837,467	19,741,215	28,135,590
6. Barbara J. Lundberg	53,841,329	19,737,353	28,135,590
7. Patrick H. Nettles	53,361,489	20,217,193	28,135,590
8. Mary G. Puma	53,158,114	20,420,568	28,135,590
9. H. Brian Thompson	36,494,204	37,084,478	28,135,590

2.                                                                                                The following sets forth the tally of the votes cast on the proposal to ratify the appointment by the Board of Directors of Ernst & Young LLP as independent auditors of the Company’s financial statements for the year ending December 31, 2014.  A majority of the votes cast were voted in favor of the proposal, and therefore the appointment of auditors has been ratified by the stockholders.

Number of Votes
				Broker	Percentage of
				Non-	Total Voted
	For	Against	Abstaining	Votes	For
Proposal to ratify the appointment of Ernst & Young LLP as independent auditors for the Company’s financial statements for the year ending December 31, 2014.	99,470,515	1,669,235	574,522	—	98.35%

3.                                                                                                The following sets forth the tally of the votes cast on the proposal to approve the amendment to the 2012 Equity Incentive Plan, as adopted by the Board of Directors.  A majority of the votes cast were voted in favor of the approval of the 2012 Equity Incentive Plan, as amended by the Board of Directors, and therefore the amended 2012 Equity Incentive Plan has been approved by the stockholders.

Number of Votes
				Broker	Percentage
				Non-	of Total
	For	Against	Abstaining	Votes	Voted For
Proposal to approve the amendment to the 2012 Equity Incentive Plan, as amended.	46,421,244	18,899,864	8,257,574	28,135,590	71.07%

4.                                                                                                The following sets forth the tally of the votes cast on the proposal that the stockholders of the Company advise the Board of Directors that they approve the compensation paid to the Company’s executive officers for fiscal 2013, as described under “Executive Compensation” in the proxy statement for this meeting.  A majority of the votes cast were voted in favor of the proposal, and therefore such advisory vote has passed.

Number of Votes
				Broker	Percentage
				Non-	of Total
	For	Against	Abstaining	Votes	Voted For
Proposal that the stockholders of the Company advise the Board of Directors that they approve the compensation paid to the Company’s executive officers for fiscal 2013, as described under “Executive Compensation” in the proxy statement for this meeting.	58,866,398	14,350,152	362,132	28,135,590	80.40%

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits

3.1          By-laws of the Company, as amended and restated as of May 13, 2014.

3.2          Amendments to By-laws of the Company adopted May 13, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2014	Axcelis Technologies, Inc.

	By:	/s/ Kevin J. Brewer
Kevin J. Brewer
Executive Vice President and Chief Financial Officer